As filed with the Securities and Exchange Commission on August 22, 2006

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 18, 2006


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                       1-5706                58-0971455
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(State or other jurisdiction of        (Commission File         (IRS Employer
         incorporation)                      Number)         Identification No.)

          8000 Tower Point Drive, Charlotte, NC               28227
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         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (704) 321-7380
                                                          ----------------

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.    Other Events

     Metromedia International Group, Inc. (the "Company" or "MIG") (PINK SHEETS:
MTRM) - Common Stock and (PINK SHEETS: MTRMP) - Preferred Stock), the owner of interests in communications and media businesses in the country of Georgia, was served today with a Summons and Complaint in connection with an action brought against the Company on August 18, 2006 by Esopus Creek Value LP ("Esopus"), a stockholder of the Company. Esopus brought the action in the Court of Chancery of the State of Delaware pursuant to Section 211 of the Delaware General Corporation Law seeking an order of the court directing the Company to call and hold an annual meeting of its stockholders. The Company is currently evaluating its legal position with the assistance of its outside counsel and will respond in due course.



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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           METROMEDIA INTERNATIONAL GROUP, INC.


                           By:  /S/ HAROLD F. PYLE, III
                                ------------------------------------------------
                                Name:  Harold F. Pyle, III
                                Title: Executive Vice President Finance, Chief
                                       Financial Officer and Treasurer

Date: August 22, 2006
Charlotte, NC